                              Managed Municipals
                                Portfolio Inc.

                              Semi-Annual Report

                               November 30, 2000

                              Managed Municipals
                                Portfolio Inc.

Dear Shareholder:

     We are pleased to provide the semi-annual report for the Managed Municipals Portfolio Inc. ("Fund") for the period ended November 30, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

     During the past six months, the Fund distributed income dividends to shareholders totaling $0.30 per share. The table below details the annualized distribution rate and the six-month total return for the Fund based on its November 30, 2000 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price./1/

               Price          Annualized             Six-Month
             Per Share    Distribution Rate/2/     Total Return/2/
             ---------    --------------------     ---------------
            $11.58 (NAV)         5.18%                9.21%
            $9.688 (NYSE)        6.19%                6.54%
------------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by the supply and demand of the Fund's shares.

2 Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.05 for twelve months. This rate is as of December 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

     During the period the Fund generated a total return based on NAV of 9.21%. In comparison, the Fund's Lipper Inc. ("Lipper")/3/ peer group average of general and insured municipal funds (unleveraged) returned 5.83% based on NAV for the same period.

Special Shareholder Notice

     We are pleased to report that our effort to reduce the Fund's shares discount to NAV has continued. We believe that the share repurchase program, that started on June 21, 1999, is an opportunity to take advantage of market price fluctuations with the objective of offering increased value to the Fund's shareholders. The Fund intends to continue to purchase and then retire shares of its stock in the open market at such times, prices and amounts deemed advisable.

     The Fund's share repurchase program has also added liquidity to the market for the benefit of investors who wish to sell their shares, while also seeking to benefit current shareholders by increasing the Fund shares' NAV. Since the inception of the program through November 30, 2000, the Fund has repurchased (and retired) shares with an average buyback price of $9.431. As of November 30, 2000, the share repurchase program has increased the Fund shares' NAV by almost $0.13 and increased the Fund shares' total return by approximately 1.23% when measured by NAV.

Market Review

     Municipal bonds have been a very simple story throughout 2000. They started off the year at relatively inexpensive valuations, and then rallied. Stable interest rates and a robust economy with few excesses are painting a bullish picture for bonds in general, while declining new issue supply is further bolstering the municipal bond market. In addition, a slowing yet still vibrant national economy has produced large cash surpluses in many states and municipalities, causing general improvement in the credit quality of municipal securities and giving comfort to investors regarding the credit-worthiness of their securities.

     From our point of view, the year has been positive for the municipal bond market across-the-board. As the stock markets endured the correction of March and April 2000, municipal bonds forged ahead slowly but relentlessly. The municipal bond market is in a state of flux that we believe may lead to investment opportunities. The federal

---------
3 Lipper is a major independent fund tracking organization.

government did a buy-back of long-term government bonds early in 2000, further driving down yields.

     To ease tight labor markets and to curb inflationary pressures, the Federal Reserve Board ("Fed") has raised rates by 175 basis points/4/ since mid-1999, to 6.5%./5/ Chairman Alan Greenspan seems to believe that a "soft landing" is on course, as weaker share prices and tighter financial conditions dampen consumer spending. Amid signs that America's economy is slowing, Greenspan admitted that inflation is no longer his primary concern. With the economy showing signs that the pace of growth is easing, we think the slowdown ought to provide some cushion for interest rates to decline in the coming months. Although the Fed seems likely to keep interest rates steady in the near term, the Fed may ease monetary policy in 2001. In fact, the markets are already discounting a half-point cut in rates in the first half of 2001.

     After accelerating sharply through the early months of 2000, global economic growth appears to be peaking. A major contributor to stabilization appears to be tighter financial conditions. Fed-imposed interest rate increases have effectively moderated U.S. economic expansion. Among bond market pundits, news of an economic slowdown calms fears of rising inflation and fosters positive feelings regarding the future direction of bond prices.

     The issuance of new municipal bonds continues to lag 1999's pace, and the effects are both negative and positive. An infusion of new municipal bonds, when held to a reasonable amount, is generally beneficial, because it often is the catalyst for a vibrant trading atmosphere wherein purchases and sales can be executed with relative ease. The reverse is also true: less activity in the primary market dampens enthusiasm and diminishes trading activity, so opportune trades that might have occurred do not.

     The upside of the present environment is that demand for bonds is fairly constant, so reduced supply provides support to market prices. As a result, during these times of rapid interest rate movements, much of the price volatility which is experienced in other fixed-income markets, and which many investors find so unsettling, is smoothed in the municipal market.

----------
4 A basis point is 0.01% or one one-hundredth of a percent.

5 On January 3, 2001, after this letter was written the Fed cut interest rates by one-half point.

     Municipal bond prices in general have been very firm lately. While yields have fallen since spring, the decline has not been as drastic as it has been for U.S. Treasuries. Since May, a triple-A rated 10-year municipal index has experienced price improvement (i.e., a yield decline) of 50 basis points or more. Moreover, demand in the municipal bond market has been steady to increasing as recent volatility in the stock market undoubtedly leads some investors to rethink their portfolio mix, and to establish or augment bond positions in their portfolios.

Investment Strategy

     The Fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of principal./6/ The Fund invests primarily in long-term investment-grade/7/ municipal debt securities issued by, or on behalf of, the state and local governments, political subdivisions, agencies and public authorities.

     In our view, the municipal bond market has provided us with excellent investment opportunities during the period. Since interest rates have advanced to higher levels, we have added discounted high quality bonds at the long end of the yield curve,/8/ essentially investing our excess cash at higher yields. We are buying fairly long with respect to our maturities in double-A or triple-A bonds and some discount bonds for potential upside.

The Fund's investment strategy going forward will be three-fold:

      . Selectively lengthening maturities in the Fund's portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;

      . Adding to the Fund's call protection by buying bonds with longer call protection than the municipal bonds we have sold; and

      . Continuing to focus on investing generally in high-grade issues.

----------
6 Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").

7 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statisticalrating organization, or are determined by the Fund's Board of Directors to be of equivalent quality.

8 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

     Another one of our objectives is to sell off some of our shorter-term bonds that were purchased in the beginning of 1999 when we believed the municipal bond market to be more vulnerable and we wanted to become more defensive. We currently see the best opportunities for reward potential at the long end of the yield curve where we believe we can seek to lock in today's higher interest rates.

Market Outlook

     We expect lower interest rates to bring the U.S. economy in for a "soft landing." With the end of the presidential elections, we have gained a somewhat clearer insight into the political environment confronting the municipal bonds. In general, we think future conditions should be relatively benign compared to prior years. While the outcome of the contested presidential race is important to specific sectors of the municipal market, we think the overall strength of municipal bonds should continue.

     We also believe that demand for municipal bonds should remain strong based on economic issues related to the political campaign. One of the main topics is how to spend the enormous federal surplus being accumulated. The Congressional Budget Office's baseline projections show surpluses rising from $232 billion in 2000 to $685 billion in 2010. In fact the total budget surplus over the next ten years is projected to be about $4.6 trillion, part of which, may be devoted to debt reduction. The gradual elimination of outstanding U.S. Treasury debt over the next decade may continue, putting sovereign debt of all types, including municipal bonds, in short supply. For this reason, we expect demand for municipals to remain robust over the near term.

     In our judgment, a number of factors bode well for the municipal market. The supply picture for the municipal market is unlikely to change much in 2001. We estimate that net municipal issuance next year will be about $200 billion, not far from the $185 billion that is likely for 2000. That would be a very manageable number, in our view, particularly in light of the shrinking supply of U.S Treasury securities. Given the thinly traded market and lack of liquidity that currently exist, we believe that any positive catalyst, such as an increase in issue volume, could give the market much needed momentum.

Thank you for your investment in the Managed Municipals Portfolio Inc.

Sincerely,

/s/ Heath B. McLendon               /s/ Joseph P. Deane

Heath B. McLendon                   Joseph P. Deane
Chairman                            Vice President and
                                    Investment Officer

December 20, 2000

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 17 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of November 30, 2000 and is subject to change.

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services (the "Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in this report beginning on page 30.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

                             Schedule of Investments
                          November 30, 2000 (unaudited)

    Face
   Amount     Rating(a)                  Security                                  Value
=============================================================================================
MUNICIPAL BONDS AND NOTES -- 100.0%
Alabama -- 0.6%
$ 2,500,000   AAA      Jefferson County, AL Sewer Revenue, Series A,
                         FGIC-Insured, 5.375% due 2/1/36                         $ 2,400,000
---------------------------------------------------------------------------------------------
Alaska -- 0.3%
  1,000,000   AA+      Valdez, AK Marine Term Revenue
                         Refunding, (BP Pipelines Inc. Project),
                         Series A, 5.850% due 8/1/25                               1,001,250
Arizona -- 1.5%
  1,750,000   AAA      Maricopa County, AZ IDA, Multi-Family Housing
                         Revenue, Metro Gardens-Mesa Ridge PJ, Series A,
                         MBIA-Insured,
                         5.150% due 7/1/29                                         1,601,250
    100,000   A        Maricopa County, AZ PCR,
                         4.300% due 6/1/35 (e)                                       100,000
  4,000,000   AAA      Mesa, AZ IDA, Discovery Health Systems,
                         Series A, MBIA-Insured, 5.625% due 1/1/29                 4,020,000
---------------------------------------------------------------------------------------------
                                                                                   5,721,250
---------------------------------------------------------------------------------------------
California -- 5.0%
  4,540,000   Ba1*     California Educational Facilities Authority
                         Revenue, (Pooled College & University
                         Projects), Series A, 5.625% due 7/1/23                    4,233,550
  4,000,000   A2*      California Health Facilities Authority Revenue,
                         (Cedars-Sinai Medical Center), Series A,
                         6.250% due 12/1/34                                        4,090,000
  1,000,000   A+       California Health Facilities Financing Authority
                         Revenue, Sutter Health, Series A,
                         6.250% due 8/15/35                                        1,033,750
  3,300,000   A-       Los Angeles, CA Regional Airport Improvement
                         Corp., Los Angeles International Airport Lease
                         Revenue, 6.500% due 1/1/32 (b)                            3,317,028
  3,140,000   AAA      Rancho Mirage, CA Redevelopment Agency,
                         Tax Allocation Refunding, (1984 Project),
                         Series A, MBIA-Insured, 5.000% due 4/1/24                 2,994,775
  2,750,000   AAA      Sacramento County, CA COP, (Public Facilities
                         Project), MBIA-Insured, 5.375% due 2/1/19                 2,780,937
---------------------------------------------------------------------------------------------
                                                                                  18,450,040
---------------------------------------------------------------------------------------------

See Notes to
Financial Statements.

                             Schedule of Investments
                   November 30, 2000 (unaudited) (continued)

    Face
   Amount     Rating(a)                Security                                    Value
==============================================================================================
Colorado -- 14.2%
$ 3,000,000   AAA      Arapahoe County, CO Capital Improvement
                         Trust Fund, E-470 Public Highway Authority
                         Revenue, (Pre-Refunded-- Escrowed with
                         U.S. government securities to 8/31/05
                         Call @ 103), 7.000% due 8/31/26                         $ 3,382,500
  4,000,000   AAA      Colorado Educational & Cultural Facilities
                         Revenue Refunding, (University of Denver
                         Project), AMBAC-Insured, 5.375% due 3/1/23                3,935,000
                       Colorado Health Facilities Authority Revenue:
  1,000,000   AA-        Catholic Health Initiatives, Series A,
                           5.000% due 12/1/28                                        867,500
  3,000,000   A          Series B, Remarketed 7/8/98,
                           5.350% due 8/1/15                                       2,838,750
  2,000,000   BBB+     Colorado Springs, CO Airport Revenue,
                         Series A, 7.000% due 1/1/22 (b)                           2,062,500
 60,000,000   Aaa*     Dawson Ridge, CO Metropolitan District
                         No. 1, Series B, (Escrowed to maturity with
                         REFCO Strips), zero coupon due 10/1/22                   14,775,000
                       Denver, CO City & County Airport Revenue,
                         Series C:
  3,155,000   A            6.750% due 11/15/22 (b)                                 3,261,481
 10,165,000   A            6.125% due 11/15/25 (b)                                10,914,669
  8,160,000   A            Escrowed to maturity with U.S. government
                             securities, 6.125% due 11/15/25 (b)(c)                8,761,800
    845,000   Aaa*         Pre-Refunded-- Escrowed with U.S.
                             government securities to 11/15/02
                             Call @ 102, 6.750% due 11/15/22 (b)                     894,644
  1,000,000   AAA      Denver, CO City & County, Certificate
                         Participation, Series B, AMBAC-Insured,
                         5.500% due 12/1/25                                          998,750
---------------------------------------------------------------------------------------------
                                                                                  52,692,594
---------------------------------------------------------------------------------------------
Connecticut -- 0.3%
  1,000,000   AAA      Connecticut State Health & Education
                         (Child Care Facilities Project), Series C,
                         AMBAC-Insured, 5.625% due 7/1/29                          1,003,750
---------------------------------------------------------------------------------------------
Florida -- 4.5%
  3,000,000   AA+      Florida State Board of Education, GO,
                         Series A, 5.125% due 6/1/21                               2,880,000
  5,000,000   BBB-     Martin County, FL IDA, (Indiantown
                         Cogeneration Project), Series A,
                         7.875% due 12/15/25 (b)                                   5,093,750

See Notes to
Financial Statements.

                             Schedule of Investments
                   November 30, 2000 (unaudited) (continued)

    Face
   Amount     Rating(a)                 Security                                Value
=========================================================================================
Florida -- 4.5% (continued)
$ 2,000,000   Aaa*     Orange County, FL School Board, Certificate
                         Participation, Series A, MBIA-Insured,
                         5.250% due 8/1/23                                   $ 1,945,000
  2,000,000   AAA      Orange County, FL Tourist Development Tax
                         Revenue, Series A, AMBAC-Insured,
                         4.750% due 10/1/24                                    1,777,500
                       Tampa, FL Revenue, (Florida Aquarium Inc.
                         Project) (Pre-Refunded -- Escrowed with U.S.
                         government securities to 5/1/02 Call @ 102):
  2,495,000   NR           7.550% due 5/1/12 (c)                               2,647,819
  2,000,000   NR           7.750% due 5/1/27 (c)                               2,127,500
-----------------------------------------------------------------------------------------
                                                                              16,471,569
-----------------------------------------------------------------------------------------
Georgia -- 1.7%
  3,500,000   AAA      Augusta, GA Water & Sewer Revenue,
                         FSA-Insured, 5.250% due 10/1/26                       3,390,625
  2,000,000   A3*      Private Colleges & Universities Authority
                         Revenue, (Mercer University Project),
                         Series A, 5.250% due 10/1/25                          1,870,000
  1,000,000   BBB-     Savannah, GA EDA Revenue, College of
                         Art & Design Inc., 6.900% due 10/1/29                 1,043,750
-----------------------------------------------------------------------------------------
                                                                               6,304,375
-----------------------------------------------------------------------------------------
Hawaii -- 0.5%
  2,000,000   A        Hawaii State Department of Budget & Finance,
                         Special Purpose Revenue, Kaiser Permanente,
                         Series A, 5.100% due 3/1/14                           1,870,000
-----------------------------------------------------------------------------------------
Illinois -- 6.2%
  4,095,000   AAA      Chicago, IL GO, Refunding, Series D,
                         FGIC-Insured, 5.500% due 1/1/35                       4,007,981
  4,000,000   AAA      Chicago, IL Skyway Toll Bridge Revenue,
                         AMBAC-Insured, 5.500% due 1/1/31                      3,935,000
                       Illinois Health Facilities Authority Revenue:
  2,000,000   Aaa*       Memorial Health Systems, MBIA-Insured,
                           5.250% due 10/1/18                                  1,930,000
  8,000,000   A          OSF Healthcare Systems, 6.250% due 11/15/29           7,950,000
  5,000,000   AAA      Illinois State GO, MBIA-Insured,
                         5.625% due 6/1/25                                     5,025,000
-----------------------------------------------------------------------------------------
                                                                              22,847,981
-----------------------------------------------------------------------------------------

See Notes to
Financial Statements.

                             Schedule of Investments
                   November 30, 2000 (unaudited) (continued)


    Face
   Amount     Rating(a)                 Security                               Value
=========================================================================================
Indiana -- 1.4%
$ 5,000,000   A1*      Indiana Port Commission Revenue Refunding,
                         (Cargill Inc. Project), 6.875% due 5/1/12           $ 5,237,500
-----------------------------------------------------------------------------------------
Louisiana -- 1.6%
  5,500,000   A1*      St. Martin Parish, LA Industrial Revenue,
                         (Cargill Inc. Project), 6.625% due 10/1/12            5,788,750
-----------------------------------------------------------------------------------------
Maryland -- 0.2%
 10,000,000   NR       Maryland State Energy Financing Administration,
                         Solid Waste Disposal Revenue, (Hagerstown
                         Recycling Project), 9.000% due 10/15/16 (b)(d)          900,000
-----------------------------------------------------------------------------------------
Massachusetts -- 3.3%
  2,000,000   AA+      Massachsetts Bay Transportation Authority,
                         Sales Tax Revenue, Series A, 5.500% due 7/1/30        1,997,500
  2,000,000   Aaa*     Massachusetts State College Building Authority
                          Revenue, Series 1, MBIA-Insured,
                          5.375% due 5/1/39                                    1,925,000
  1,000,000   AAA      Massachusetts State Health & Educational
                          Facilities Authority Revenue, (Northeastern
                          University Project), Series I, MBIA-Insured,
                          5.000% due 10/1/29                                     913,750
  3,000,000   AAA      Massachusetts State Turnpike Authority,
                          Metropolitan Highway System Revenue,
                          Sub. Series A, AMBAC-Insured,
                          4.750% due 1/1/34                                    2,576,250
  1,000,000   Aaa*     Massachusetts State Water Pollution Abatement,
                          (New Bedford Project), Series A, FGIC-Insured,
                          4.750% due 2/1/26                                      881,250
                       Massachusetts State Water Resource Authority:
  1,380,000   AAA        Series A, FSA-Insured, 4.750% due 8/1/27              1,209,225
  3,000,000   AAA        Series B, MBIA-Insured, 5.000% due 12/1/25            2,763,750
-----------------------------------------------------------------------------------------
                                                                              12,266,725
-----------------------------------------------------------------------------------------
Michigan -- 5.2%
  3,000,000   AAA      East Lansing, MI School District,
                          Q-SBLF-Insured, 5.625% due 5/1/30                    3,011,250
  3,300,000   AAA      Ferris State University of Michigan Revenue,
                          AMBAC-Insured, 5.000% due 10/1/23                    3,073,125
                       Michigan State COP, AMBAC-Insured:
  2,345,000   AAA         5.500% due 6/1/19                                    2,356,725
  4,000,000   AAA         5.500% due 6/1/27                                    3,985,000

See Notes to
Financial Statements.

                             Schedule of Investments
                   November 30, 2000 (unaudited) (continued)

    Face
   Amount     Rating(a)                Security                           Value
====================================================================================
Michigan -- 5.2% (continued)
$ 8,000,000   NR       Michigan State Strategic Fund Resources
                         Recovery, Limited Obligation Revenue,
                         Central Wayne Energy Recovery L.P.,
                         Series A, 7.000% due 7/1/27 (b)                $ 6,740,000
------------------------------------------------------------------------------------
                                                                         19,166,100
------------------------------------------------------------------------------------
Minnesota -- 1.4%
  2,500,000   A1*      Duluth, MN IDA, Seaway Port Authority,
                         Dock & Wharf Revenue, (Cargill Inc.
                         Project), 6.800% due 5/1/12                      2,612,500
  1,000,000   AAA      Minneapolis & St. Paul, MN Community
                         Airport Revenue, Series A, FGIC-Insured,
                         5.125% due 1/1/25                                  943,750
    525,000   A2*      Minnesota State Higher Education Facilities
                         Authority Revenue, University St. Thomas
                         Education, Series 4-P, 5.375% due 4/1/18           516,469
  1,225,000   AA+      Minnesota State Housing Financing Agency,
                         Single-Family Mortgage, Series I,
                         5.500% due 1/1/17                                1,231,125
------------------------------------------------------------------------------------
                                                                          5,303,844
------------------------------------------------------------------------------------
Montana -- 2.1%
  8,000,000   NR       Montana State Board Investment Resource
                         Recovery Revenue, (Yellowstone Energy L.P.
                         Project), 7.000% due 12/31/19 (b)                7,730,000
New Jersey -- 3.6%
  5,200,000   A+       Hudson County, NJ Improvement Authority,
                         6.625% due 8/1/25                                5,388,500
    700,000   NR       New Jersey EDA, 3.950% due 9/1/05 (e)                700,000
  5,000,000   A+       New Jersey Health Care Facilities Financing
                         Authority Revenue, Robert Wood Johnson
                         University Hospital, 5.700% due 7/1/20           4,956,250
  2,395,000   AA-      New Jersey State Highway Authority,
                         Garden State Parkway General Revenue,
                         5.625% due 1/1/30                                2,421,943
------------------------------------------------------------------------------------
                                                                         13,466,693
------------------------------------------------------------------------------------
New Mexico -- 0.5%
  1,980,000   AAA      New Mexico Mortgage Financing Authority,
                         Single-Family Mortgage, Series D-3,
                         5.625% due 9/1/28                                1,962,675
------------------------------------------------------------------------------------

See Notes to
Financial Statements.

                             Schedule of Investments
                   November 30, 2000 (unaudited) (continued)

       Face
      Amount      Rating(a)       Security                                         Value
--------------------------------------------------------------------------------------------
New York -- 10.7%
$     3,000,000   AAA      Metropolitan Transit Authority, NY
                             Transportation Facilities Revenue, Series B,
                             FGIC-Insured, 4.750% due 7/1/26                $      2,643,750
      3,000,000   AAA      Nassau Health Care Corp., NY Health Systems
                             Revenue, Nassau County Guaranteed,
                             FSA-Insured, 5.750% due 8/1/29                        3,033,750
        100,000   AAA      New York, NY GO, Sub. Series B-3,
                             4.500% due 8/15/18 (e)                                  100,000
      8,000,000   AA       New York City, NY Municipal Water Financing
                             Authority, Water & Sewer System Revenue,
                             5.500% due 6/15/33                                    7,920,000
      3,000,000   AAA      New York City, NY Transit Authority,
                             Metropolitan Transportation Authority,
                             Triborough Bridge, Series A, AMBAC-Insured,
                             5.250% due 1/1/29                                     2,861,250
                           New York City, NY Transitional Finance
                             Authority Revenue, Future Tax Secured:
      2,000,000   AA+        Series B, 4.750% due 11/1/17                          1,850,000
      5,450,000   AA+        Series C, 5.500% due 11/1/29                          5,409,125
      3,000,000   AAA      New York State Dormitory Authority Revenue,
                             Series B, FSA-Insured, 5.500% due 5/15/30             2,992,500
      3,000,000   AAA      New York State Thruway Authority
                             Highway & Bridge Revenue, Series B-1,
                             FGIC-Insured, 5.400% due 4/1/17                       3,022,500
      7,500,000   AAA      New York State Urban Development Corp.
                             Revenue, Refunding, Correctional Facilities,
                             FSA-Insured, 5.000% due 1/1/19                        7,139,625
      3,000,000   Aa3*     Triborough Bridge & Tunnel Authority of NY,
                             Series A, General Purpose, 5.000% due 1/1/24          2,790,000
--------------------------------------------------------------------------------------------
                                                                                  39,762,500
--------------------------------------------------------------------------------------------
Ohio -- 6.3%
      2,000,000   AAA      Akron, OH Economic Development,
                             MBIA-Insured, 5.000% due 12/1/18                      1,927,500
      2,000,000   AAA      Canton, OH City School District GO, Series A,
                             MBIA-Insured, 5.500% due 12/1/20                      2,017,500
      2,000,000   AAA      Cuyahoga County, OH Hospital Revenue
                             Refunding, University Hospitals Health
                             System Inc., AMBAC-Insured,
                             5.500% due 1/15/30                                    1,965,000

See Notes to
Financial Statements.

                             Schedule of Investments
                   November 30, 2000 (unaudited) (continued)

       Face
      Amount      Rating(a)       Security                                        Value
--------------------------------------------------------------------------------------------
Ohio -- 6.3% (continued)
                           Hamilton County, OH Sales Tax Revenue:
$     1,750,000   AAA      Hamilton County Football Project, Series B,
                             MBIA-Insured, 5.000% due 12/1/27                $     1,618,750
      2,000,000   Aaa*       Sub. Series B, AMBAC-Insured,
                             5.250% due 12/1/32                                    1,927,500
      4,000,000   AAA      Lucas County, OH Hospital Revenue, Promedia
                             Healthcare Obligation Group, AMBAC-Insured,
                             5.375% due 11/15/29                                   3,860,000
      3,025,000   Aaa*     Muskingum County, OH GO, Refunding,
                             County Facilities Improvement, MBIA-Insured,
                             5.125% due 12/1/19                                    2,941,813
      1,375,000   AAA      Ohio State Higher Educational Facility
                             Commission Revenue, (University of Dayton
                             Project), AMBAC-Insured, 5.500% due 12/1/25           1,376,718
      1,645,000   AAA      Ohio State Water Development Authority
                             Revenue, Fresh Water, Series A, FSA-Insured,
                             5.000% due 6/1/16                                     1,605,931
      2,500,000   AAA      Portage County, OH GO, MBIA-Insured,
                             5.250% due 12/1/17                                    2,490,625
      1,500,000   AAA      Warrensville Heights, OH City School District,
                             School Improvements, FGIC-Insured,
                             5.625% due 12/1/20                                    1,535,625
--------------------------------------------------------------------------------------------
                                                                                  23,266,962
--------------------------------------------------------------------------------------------
Pennsylvania -- 1.1%
      2,000,000   AAA      Pennsylvania State Higher Educational
                             Facilities, Authority Revenue, Temple
                             University, Series 1, MBIA-Insured,
                             5.000% due 4/1/29                                     1,827,500
      2,500,000   AA-      St. Mary Hospital Authority, Bucks County
                             Catholic Health Initiatives, Series A,
                             5.000% due 12/1/18                                    2,271,875
--------------------------------------------------------------------------------------------
                                                                                   4,099,375
--------------------------------------------------------------------------------------------
South Carolina -- 1.7%
      2,000,000   A3*      Myrtle Beach, SC COP, Myrtle Beach
                             Convention Center, (Pre-Refunded-- Escrowed
                             with U.S. government securities to 7/1/02
                             Call @ 102), 6.875% due 7/1/07 (c)                    2,110,000
      1,140,000   AAA      Piedmont, SC Municipal Power Agency, Electric
                             Revenue Refunding, Series A, MBIA-Insured,
                             4.875% due 1/1/16                                     1,091,550

See Notes to
Financial Statements.

                             Schedule of Investments
                   November 30, 2000 (unaudited) (continued)

       Face
      Amount      Rating(a)        Security                                        Value
--------------------------------------------------------------------------------------------
South Carolina -- 1.7% (continued)
$     3,000,000   Aaa*     South Carolina Transportation Infastructure
                             Revenue, Series A, MBIA-Insured,
                             5.500% due 10/1/30                              $     2,992,500
--------------------------------------------------------------------------------------------
                                                                                   6,194,050
--------------------------------------------------------------------------------------------
Tennessee -- 3.1%
      1,150,000   NR       Hardeman County, TN Correctional Facilities
                             Corp., 7.750% due 8/1/17                              1,211,813
        900,000   AAA      Knoxville, TN Utilities Board Revenue,
                             FSA-Insured, 3.850% due 1/15/05 (e)                     900,000
                             Sevier County, TN Public Building Authority
                           Revenue, FSA-Insured:
        800,000   Aaa*       4.250% due 6/1/22 (e)                                   800,000
      1,800,000   Aaa*       4.250% due 6/1/23 (e)                                 1,800,000
      4,100,000   AA+      Shelby County, TN GO, Refunding, Series A,
                             5.000% due 3/1/20                                     3,869,375
      3,000,000   AA+      Tennessee State GO, Series A,
                             5.250% due 3/1/17                                     3,000,000
--------------------------------------------------------------------------------------------
                                                                                  11,581,188
--------------------------------------------------------------------------------------------
Texas -- 13.3%
      1,500,000   AAA        Austin, TX ISD, GO, PSFG, 5.125% due 8/1/16           1,470,000
      3,990,000   Aaa*       Azle, TX ISD, GO, PSFG, Series C,
                             5.000% due 2/15/22                                    3,705,713
      2,000,000   AAA      Bexar County, TX Health Facilities Development
                             Corp. Revenue, Baptist Health Systems,
                             Series A, MBIA-Insured, 5.250% due 11/15/27           1,882,500
                             Brazos River Authority:
     10,840,000   AAA      Houston Industrial Income Project, Series A,
                             AMBAC-Insured, 5.125% due 5/1/19                     10,406,400
      4,000,000   Baa1*    PCR, Utility Electric Co., Series C,
                             5.550% due 6/1/30 (b)                                 3,565,000
      2,000,000   AAA      Brownsville, TX Utility Systems Revenue,
                             AMBAC-Insured, 5.250% due 9/1/20                      1,937,500
      1,160,000   AAA      Burleson, TX ISD, GO, PSFG,
                             6.750% due 8/1/24                                     1,236,850
                           Fort Worth, TX International Airport Facility
                             Improvement Corp. Revenue, (American
                             Airlines Inc. Project):
      8,000,000   Baa1*      6.375% due 5/1/35 (b)                                 7,800,000
      2,000,000   Baa1*      Series A, 5.950% due 5/1/29 (b)                       2,017,500
      2,000,000   Baa1*      Series B, 6.050% due 5/1/29 (b)                       2,022,500

See Notes to
Financial Statements.

                             Schedule of Investments
                   November 30, 2000 (unaudited) (continued)

       Face
      Amount      Rating(a)        Security                                       Value
--------------------------------------------------------------------------------------------
Texas -- 13.3% (continued)
                           Harris County, TX Health Facilities,
                             Development Corp., Hospital Revenue:
$     1,000,000   AAA      School Health Care Systems, Series B,
                             5.750% due 7/1/27                              $      1,026,250
      3,000,000   AA       Texas Children's Hospital Project,
                             Series A, 5.250% due 10/1/19                          2,823,750
      1,000,000   AAA      Matagorda County, TX Navigation District
                             No. 1, Reliant Energy Inc., Series A,
                             AMBAC-Insured, 5.250% due 6/1/26                        948,750
      1,200,000   Aa1*     Midlothian, TX Industrial Development Corp.
                             Revenue, (Texas Industries Inc. Project),
                             4.350% due 5/1/29 (e)                                 1,200,000
      1,300,000   AA       Sabine River Authority, TX PCR,
                             4.250% due 4/1/30 (e)                                 1,300,000
      6,000,000   AAA      Texas Water Development Board Revenue,
                             State Revolving Fund, Sr. Lien, Series B,
                             5.000% due 7/15/19                                    5,715,000
--------------------------------------------------------------------------------------------
                                                                                  49,057,713
--------------------------------------------------------------------------------------------
Virgin Islands -- 0.3%
      1,000,000   BBB-     Virgin Islands, PFA Revenue, Sr. Lien, Series A,
                             5.500% due 10/1/22                                      933,750
--------------------------------------------------------------------------------------------
Virginia -- 2.3%
      4,700,000   A2*      Harrisonburg, VA Redevelopment & Housing Authority,
                           (Jail & Courthouse Project), Public Facilities Lease
                           Revenue, 6.500% due 9/1/14 4,770,218 Virginia State
                           HDA, Multi-Family Housing:
      1,655,000   AA+        Series D, 6.250% due 1/1/15                           1,723,269
      1,235,000   AAA        Series H, AMBAC-Insured, 6.300% due 11/1/15           1,296,750
        600,000   AA+        Series K, 5.800% due 11/1/10                            627,750
--------------------------------------------------------------------------------------------
                                                                                   8,417,987
--------------------------------------------------------------------------------------------
Washington -- 4.8%
                           Chelan County, WA GO, Public Utilities,
                             District No. 1, Columbus River Rock,
                             MBIA-Insured:
                           Series A:
     20,685,000   AAA        Zero coupon due 6/1/21                                6,412,350
     22,685,000   AAA        Zero coupon due 6/1/22                                6,607,006
      4,750,000   AA       Series B, Remarketed 7/1/92, Mandatory
                             put 7/1/19, 6.750% due 7/1/62 (b)                     4,916,250
--------------------------------------------------------------------------------------------
                                                                                  17,935,606
--------------------------------------------------------------------------------------------

See Notes to
Financial Statements.

                             Schedule of Investments
                   November 30, 2000 (unaudited) (continued)

      Face
      Amount      Rating(a) Security                                       Value
--------------------------------------------------------------------------------------------
Wisconsin -- 2.3%
$     4,070,000   AA       Wisconsin State GO, Series B,
                             6.600% due 1/1/22 (b)                        $        4,141,225
                           Wisconsin State Health & Educational
                             Facilities Authority Revenue, MBIA-Insured:
      3,000,000   AAA      Aurora Health Care Inc.,
                             5.250% due 8/15/17                                    2,928,750
      1,100,000   A        Kenosha Hospital & Medical Center
                             Project, 5.700% due 5/15/20                           1,023,000
        250,000   AAA      The Medical College of Wisconsin Inc.
                             Project, MBIA-Insured,
                             5.400% due 12/1/16                                      251,875
                                                                                   8,344,850
                           TOTAL INVESTMENTS -- 100%
                           (Cost-- $371,211,047**)                         $     370,179,077
--------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.
(d)  Security is currently in default.
(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 19 and 20 for definitions of ratings and certain security descriptions.

See Notes to
Financial Statements.

                   Summary of Investments by Combined Ratings
                          November 30, 2000 (unaudited)

                                                                 Percentage of
Moody's            and/or           Standard & Poor's          Total Investments
  Aaa                                    AAA                         50.4%
   Aa                                     AA                         14.7
   A                                      A                          21.2
  Baa                                    BBB                          6.6
   Ba                                     BB                          1.1
   NR                                     NR                          6.0
                                                                    -----
                                                                    100.0%
                                                                    =====

                                  Bond Ratings
                                   (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA       -- Bonds rated "AAA" have the highest rating assigned by Standard &
             Poor's. Capacity to pay interest and repay principal is extremely strong.
AA        -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A         -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB        -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with and B respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa       -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa        -- Bonds rated "Aa" are judged to be of high quality by all standards.
             Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A         -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa       -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba        -- Bonds that are rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR        -- Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

                          Short-Term Security Ratings
                                   (unaudited)

SP-1      -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1       -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1    -- Moody's highest rating for issues having a demand feature
             -- VRDO.
P-1       -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

                               Security Descriptions
                                     (unaudited)

ABAG      --  Association of Bay Area
              Governments
AIG       --  American International Guaranty
AMBAC     --  AMBAC Indemnity Corporation
BAN       --  Bond Anticipation Notes
BIG       --  Bond Investors Guaranty
CDA       --  Community Development
              Administration
CGIC      --  Capital Guaranty Insurance
              Company
CHFCLI    --  California Health Facility
              Construction Loan Insurance
COP       --  Certificate of Participation
EDA       --  Economic Development
              Authority
ETM       --  Escrowed To Maturity
FAIRS     --  Floating Adjustable Interest Rate
              Securities
FGIC      --  Financial Guaranty Insurance
              Company
FHA       --  Federal Housing Administration
FHLMC     --  Federal Home Loan Mortgage
              Corporation
FNMA      --  Federal National Mortgage
              Association
FRTC      --  Floating Rate Trust Certificates
FSA       --  Financial Security Assurance
GIC       --  Guaranteed Investment Contract
GNMA      --  Government National Mortgage
              Association
GO        --  General Obligation
HDA       --  Housing Development Authority
HDC       --  Housing Development
              Corporation
HFA       --  Housing Finance Authority
IDA       --  Industrial Development
              Authority
IDB       --  Industrial Development Board
IDR       --  Industrial Development Revenue
INFLOS    --  Inverse Floaters
ISD       --  Independent School District
LOC       --  Letter of Credit
MBIA      --  Municipal Bond Investors
              Assurance Corporation
MVRICS    --  Municipal Variable Rate Inverse
              Coupon Security
PCR       --  Pollution Control Revenue
PFA       --  Public Finance Authority
PSFG      --  Permanent School Fund
              Guaranty
Q-SBLF    --  Qualified School Bond Loan
              Fund
RAN       --  Revenue Anticipation Notes
RIBS      --  Residual Interest Bonds

RITES     --  Residual Interest Tax-Exempt
              Securities
SYCC      --  Structured Yield Curve
              Certificate
TAN       --  Tax Anticipation Notes
TECP      --  Tax Exempt Commercial Paper
TOB       --  Tender Option Bonds
TRAN      --  Tax and Revenue Anticipation
              Notes
VAN       --  Veterans Administration
VRDD      --  Variable Rate Daily Demand
VRWE      --  Variable Rate Wednesday
              Demand

                      Statement of Assets and Liabilities
                                   (unaudited)

                                                               November 30, 2000
================================================================================
ASSETS:
    Investments, at value (Cost -- $371,211,047)                  $ 370,179,077
    Cash                                                                101,556
    Interest receivable                                               4,873,694
--------------------------------------------------------------------------------
    Total Assets                                                    375,154,327
--------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities purchased                                  3,930,000
    Dividends payable                                                   377,291
    Investment advisory fees payable                                     99,775
    Administration fees payable                                          60,297
    Accrued expenses                                                    228,124
--------------------------------------------------------------------------------
    Total Liabilities                                                 4,695,487
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 370,458,840
================================================================================

NET  ASSETS:
    Par value of capital shares                                   $      31,982
    Capital paid in excess of par value                             388,772,332
    Undistributed net investment income                                  46,302
    Accumulated net realized loss from security transactions        (17,359,806)
    Net unrealized depreciation of investments                       (1,031,970)
--------------------------------------------------------------------------------
TOTAL  NET  ASSETS
    (Equivalent to $11.58 a share on 31,982,244 shares of $0.001
    par value outstanding; 500,000,000 shares authorized)         $ 370,458,840
================================================================================

                                            See Notes to
                                       21   Financial Statements.

                            Statement of Operations
                                   (unaudited)

                                                                 Six Months
                                                                    Ended
                                                              November 30, 2000
================================================================================
INVESTMENT INCOME:
   Interest                                                     $  10,862,160
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                                1,279,919
   Administration fees (Note 3)                                       365,691
   Shareholder communications                                         169,492
   Audit and legal                                                     42,824
   Directors' fees                                                     28,226
   Registration fees                                                   20,492
   Shareholder and system servicing fees                               12,281
   Custody                                                              6,915
   Pricing service fees                                                 5,326
   Other                                                                3,980
--------------------------------------------------------------------------------
   Total Expenses                                                   1,935,146
   Less: Investment advisory fee waiver (Note 3)                     (670,105)
--------------------------------------------------------------------------------
   Net Expenses                                                     1,265,041
--------------------------------------------------------------------------------
Net Investment Income                                               9,597,119
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                          103,672,724
     Cost of securities sold                                      103,465,061
--------------------------------------------------------------------------------
   Net Realized Gain                                                  207,663
--------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments:
     Beginning of period                                          (21,452,306)
     End of period                                                 (1,031,970)
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation                         20,420,336
--------------------------------------------------------------------------------
Net Gain on Investments                                            20,627,999
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                          $  30,225,118
================================================================================

                                            See Notes to
                                       22   Financial Statements.

                      Statements of Changes in Net Assets

                                             Six Months Ended
                                             November 30, 2000      Year Ended
                                                (unaudited)        May 31, 2000
================================================================================
OPERATIONS:
   Net investment income                       $   9,597,119      $  19,479,496
   Net realized gain (loss)                          207,663         (9,430,070)
   Increase (decrease) in net
     unrealized depreciation                      20,420,336        (29,682,317)
--------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
     From Operations                              30,225,118        (19,632,891)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income                          (9,603,903)       (20,135,597)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                (9,603,903)       (20,135,597)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Treasury stock acquired                        (2,284,398)       (22,522,813)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Fund Share Transactions                      (2,284,398)       (22,522,813)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                 18,336,817        (62,291,301)
NET ASSETS:
   Beginning of period                           352,122,023        414,413,324
--------------------------------------------------------------------------------
   End of period*                              $ 370,458,840      $ 352,122,023
================================================================================
* Includes undistributed net
     investment income of:                     $      46,302      $      53,086
================================================================================

                                            See Notes to
                                       23   Financial Statements.

                         Notes to Financial Statements
                                   (unaudited)

     1. Significant Accounting Policies

     Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

                         Notes to Financial Statements
                             (unaudited) (continued)

     3. Investment Advisory Agreement, Administration Agreement and Other Transactions

     SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment advisor to the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the six months ended November 30, 2000, SSBC waived $670,105 of its investment advisory fee.

     SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

     4. Investments

     For the six months ended November 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $ 96,607,151
--------------------------------------------------------------------------------
Sales                                                               103,672,724
================================================================================

     At November 30, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 11,648,561
Gross unrealized depreciation                                       (12,680,531)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (1,031,970)
================================================================================

     5. Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized

                         Notes to Financial Statements
                             (unaudited) (continued)

as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

     The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At November 30, 2000, the Fund had no open futures contracts.

     6. Securities Traded on a When-Issued Basis

     In a when-issued transaction, the Fund commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At November 30, 2000, the Fund did not hold any when-issued securities.

     7. Capital Loss Carryforward

     At May 31, 2000, the Fund had, for Federal income tax purposes, approximately $16,204,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. Expirations occur on May 31 of the years below:

                                        Total           2007            2008
================================================================================
Carryforward Amounts                 $16,204,000     $2,565,000     $13,639,000
================================================================================

     8. Capital Shares

     At November 30, 2000, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001 per share.

     On June 21, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 2,624,700 shares with a total cost of $24,807,211. For the six months ended November 30, 2000, the Fund repurchased (and retired) 237,100 shares with a total cost of $2,284,398.

                              Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31, except where noted:


                                       2000/1/      2000       1999       1998       1997       1996
========================================================================================================
Net Asset Value,
   Beginning of Period                $10.93       $11.97     $12.37     $11.90     $12.11     $12.55
--------------------------------------------------------------------------------------------------------
Income (Loss)
From Operations:
   Net investment income/2/             0.30         0.58       0.58       0.54       0.67       0.67
   Net realized and
     unrealized gain (loss)             0.64        (1.14)     (0.32)      0.83       0.08      (0.35)
--------------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                      0.94        (0.56)      0.26       1.37       0.75       0.32
--------------------------------------------------------------------------------------------------------
Gain From Repurchase
   of Treasury Stock                    0.01         0.12         --         --         --         --
--------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income               (0.30)       (0.60)     (0.54)     (0.61)     (0.66)     (0.75)
   Net realized gains                     --           --      (0.12)     (0.29)     (0.30)     (0.01)
--------------------------------------------------------------------------------------------------------
Total Distributions                    (0.30)       (0.60)     (0.66)     (0.90)     (0.96)     (0.76)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $11.58       $10.93     $11.97     $12.37     $11.90     $12.11
--------------------------------------------------------------------------------------------------------
Total Return,
   Based on Market Value/3/             6.54%++     (3.88)%     0.11%      2.08%      7.89%      8.26%
--------------------------------------------------------------------------------------------------------
Total Return,
   Based on Net Asset Value/3/          9.21%++     (2.82)%     2.66%     12.14%      6.59%      2.79%
--------------------------------------------------------------------------------------------------------
Net Assets,
   End of Period (millions)             $370         $352       $414       $428       $411       $418
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses/2/                          0.69%+       0.89%      0.94%      0.99%      1.00%      1.00%
   Net investment income                5.23+        5.19       4.72       4.35       5.56       5.35
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   27%          35%        23%        87%       113%        45%
--------------------------------------------------------------------------------------------------------
Market Value, End of Period           $9.688       $9.375    $10.375    $11.000    $11.625    $11.690
========================================================================================================


(1)  For the six months ended November 30, 2000 (unaudited).
(2) The investment advisor waived a portion of its fees for the six months ended November 30, 2000 and the year ended May 31, 2000. In addition, the investment advisor and administrator waived a portion of their fees for the year ended May 31, 1999. If such fees were not waived, the per share decreases in net investment income and actual expense ratios would have been as follows:

                             Per share decreases in         Expense ratios
                             net investment income        without fee waivers
                             ---------------------        -------------------

       2000/1/                       $0.02                       1.06%+
       2000                           0.02                       1.04
       1999                           0.01                       1.02

(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                        Quarterly Results of Operations
                                   (unaudited)


                                                                 Net Realized and          Net Increase
                                                                     Unrealized           (Decrease) in
                         Investment         Net Investment        Gain (Loss) on         Net Assets From
                           Income               Income              Investments            Operations
                    ---------------------------------------------------------------------------------------
                                  Per                  Per                    Per                     Per
Quarter Ended          Total     Share     Total      Share       Total      Share       Total       Share
===========================================================================================================
August 31,
  1998              $6,731,153   $0.19   $5,618,898   $0.16    $2,807,927    $0.09     $8,426,825    $0.25
November 30,
  1998               5,825,421    0.17    4,996,967    0.15      (967,184)   (0.04)     4,029,783     0.11
February 28,
  1999               5,747,605    0.17    4,793,284    0.14    (3,630,173)   (0.10)     1,163,111     0.04
May 31,
  1999               5,833,696    0.17    4,727,020    0.13    (9,382,888)   (0.27)    (4,655,868)   (0.14)
August 31,
  1999               5,956,315    0.17    4,886,948    0.14   (21,881,042)   (0.63)   (16,994,094    (0.49)
November 30,
  1999               5,682,571    0.17    4,704,078    0.14    (9,921,954)   (0.29)    (5,217,876)   (0.15)
February 29,
  2000               7,707,536    0.24    6,974,895    0.21    (9,092,864)   (0.28)    (2,117,969)   (0.07)
May 31,
  2000               3,482,977    0.11    2,913,575    0.09     1,783,473     0.06      4,697,048     0.15
August 31,
  2000               5,492,369    0.17    4,825,028    0.15    20,787,617     0.65     25,612,645     0.80
November 30,
  2000               5,369,791    0.17    4,772,091    0.15      (159,618)   (0.01)     4,612,473     0.14
===========================================================================================================


                                 Financial Data
                                   (unaudited)

For a share of capital stock outstanding throughout each period:

                               NYSE          Net                     Dividend
 Record        Payable        Closing       Asset      Dividend    Reinvestment
  Date           Date         Price+       Value+        Paid         Price
================================================================================
 6/23/98       6/26/98       $11.000       $12.32       $0.050       $11.10
 7/28/98       7/31/98        10.875        12.30        0.048        10.84
 8/25/98       8/28/98        10.875        12.41        0.048        11.05
 9/22/98       9/25/98        11.375        12.48        0.049        11.57
10/27/98      10/30/98       11.4375        12.44        0.049        11.58
11/23/98      11/27/98        11.750        12.42        0.049        11.59
12/21/98*     12/24/98        11.313        12.32        0.118        11.27
 1/26/99       1/29/99        10.938        12.37        0.049        11.04
 2/23/99       2/26/99        10.875        12.31        0.049        10.89
 3/23/99       3/26/99        10.750        12.22        0.049        10.72
 4/27/99       4/30/99        10.500        12.18        0.049        10.46
 5/25/99       5/28/99        10.375        12.01        0.049        10.52
 6/22/99       6/25/99        10.563        11.67        0.050        10.61
 7/27/99       7/30/99        10.063        11.67        0.050        10.03
 8/24/99       8/27/99         9.813        11.29        0.050         9.95
 9/21/99       9/24/99         9.688        11.24        0.050         9.70
10/26/99      10/29/99         9.625        10.85        0.050        10.85
11/22/99      11/26/99         9.563        11.08        0.050         9.25
12/27/99      12/30/99         9.000        10.90        0.050         9.10
 1/26/00       1/28/00         9.563        10.76        0.050         9.48
 2/22/00       2/25/00         9.500        10.85        0.050         9.52
 3/28/00       3/31/00         9.313        11.18        0.050         9.46
 4/25/00       4/28/00         9.313        11.14        0.050         9.36
 5/23/00       5/26/00         9.188        10.79        0.050         9.33
 6/27/00       6/30/00         9.750        11.20        0.050         9.91
 7/25/00       7/28/00         9.688        11.37        0.050         9.89
 8/22/00       8/25/00        10.000        11.54        0.050        10.04
 9/26/00       9/29/00         9.688        11.42        0.050         9.80
10/24/00      10/27/00         9.688        11.49        0.050         9.78
11/20/00      11/24/00         9.750        11.47        0.050         9.80
================================================================================
+ As of record date.
* Capital gain distribution.

                           Dividend Reinvestment Plan
                                   (unaudited)

     Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

     The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

     If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record

                           Dividend Reinvestment Plan
                             (unaudited) (continued)

date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

     PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                          ----------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                               Managed Municipals
                                 Portfolio Inc.

Directors                               Investment Advisor and
Allan J. Bloostein                      Administrator
Martin Brody                            SSB Citi Fund Management LLC
Dwight B. Crane                         388 Greenwich Street
Robert A. Frankel                       New York, New York 10013
William R. Hutchinson
Heath B. McLendon, Chairman             Transfer Agent
                                        PFPC Global Fund Services
Charles F. Barber, Emeritus             P.O. Box 8030
                                        Boston, Massachusetts 02266-8030
Officers
Heath B. McLendon                       Custodian
President and                           PFPC Trust Company
Chief Executive Officer                 8800 Tinicom Blvd.
                                        Suite 220
Lewis E. Daidone                        Philadelphia, Pennsylvania 19153
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

             This report is only intended for shareholders of the
                       Managed Municipals Portfolio Inc.
                            It is not a Prospectus,
              circular or representation intended for use in the
               purchase or sale of shares of the Fund or of any
                      securities mentioned in the report.
                                  FD0837 1/01